================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 13, 2005

                               AEP INDUSTRIES INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                        0-14450                22-1916107
----------------------------           ------------          -------------------
(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

125 Phillips Avenue, South Hackensack, New Jersey                  07606
-------------------------------------------------                ----------
    (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (201) 641-6600


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 13, 2005, AEP Industries Inc. issued a press release reporting its fiscal 2005 second quarter and six months results of operations. The release is attached and being furnished as Exhibit 99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1 Press release dated June 13, 2005 reporting its fiscal 2005 second quarter and six months results of operations.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AEP INDUSTRIES INC.
                                                  ------------------------------
                                                  (Registrant)

Date June 13, 2005

                                                  By: /s/ LAWRENCE R. NOLL
                                                      --------------------------
                                                      Lawrence R. Noll
                                                      Vice President,
                                                      Controller and Secretary

                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
-------    ---------------------------------------------------------------------
99.1 Press release dated March 9, 2005 reporting its results of operations for its first quarter of fiscal 2005.